Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

© 2026 Tonix Pharmaceuticals Holding Corp. TNX - 4800: A Long - Acting, Bactericidal, Human Monoclonal Antibody to Prevent Lyme Disease in the U.S. Zeil Rosenberg MD, MPH Executive Vice President, Medical Tonix Pharmaceutical s Global Lyme Alliance PO6143 May 15, 2026 1660

2 © 2026 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation are forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. These forward - looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, risks related to the failure to successfully launch and commercialize TONMYA ® and any of our approved products; risks related to the failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. Tonix does not undertake an obligation to update or revise any forward - looking statement. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2026, and periodic reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof.

© 2026 Tonix Pharmaceuticals Holding Corp. © 2026 Tonix Pharmaceuticals Holding Corp. Fully Integrated Tonix Pharmaceuticals – Transforming Medicine for the Future TNXP Therapeutic Areas of Focus: • CNS • Infectious Disease • Immunology • Rare Disease Partnerships with major Universities and the U.S. Federal Government 3 FDA Approved Products • ~$185.5 M cash as of March 31, 2026 • No debt • Research • Development • Manufacturing • Commercial

4 © 2026 Tonix Pharmaceuticals Holding Corp. First FDA - Approved Treatment for Fibromyalgia in Over 15 Years First - in - class, First - line Medicine Unique, Sublingual, Proprietary Formulation Supports: Efficacy, Absorption, and Tolerability TONMYA Distinct mechanism of action versus current therapies Robust efficacy Generally well - tolerated Current Treatments Limited approved and effective options High rate of patient and HCP dissatisfaction Off - label opioids often used TONMYA (cyclobenzaprine HCl sublingual tablets) is indicated for the treatment of fibromyalgia in adults

5 © 2026 Tonix Pharmaceuticals Holding Corp. Overlap of Fibromyalgia and Chronic Lyme Disease Fibromyalgia Chronic Lyme Disease Long COVID Fibromyalgia is a diagnosable condition in: x Long COVID x Chronic Lyme disease x Other Infection Associated Chronic Illness (IACI)

6 © 2026 Tonix Pharmaceuticals Holding Corp. Addressing the Lyme Disease Spectrum Treatment for Fibromyalgia associated with chronic Lyme Potential to prevent transmission with TNX - 4800 Borrelia Infection Risk Period: Living, working or traveling to Lyme - endemic areas Acute Lyme Disease Chronic Lyme Disease H Dinerman, Steer AC 1992 doi : 10.7326/0003 - 4819 - 117 - 4 - 281

Introducing TNX-4800

TNX-4800[1,2] is a human anti-OspA monoclonal antibody (HuMAb) with engineered Fc domain for extended half-life, licensed from UMass Chan Medical School in 2025 (Formerly 2217LS)

Expected Mechanism of Action

1. **Two-dose Regimen** – Two SC doses (day 1 and 56) expected to provide ≥ 6 months protection
2. **Tick Attaches** – Infected tick feeds on protected individual
3. **Antibody Ingested** – TNX-4800 enters tick midgut via blood meal
4. **OspA Binding** – Antibody binds OspA on Borrelia
5. **Transmission Blocked** – Bacteria killed or trapped in midgut—cannot reach human tissue

TNX-4800 provides passive immunity by directly supplying neutralizing antibodies, bypassing the need for a patient's immune system to generate its own antibodies

1. TNX-4800 is an investigational biologic and is not approved for any indication.
2. TNX-4800 is protected by Issued US Patent US 10,457,721 , which is licensed from UMass Chan with expiry in January 2036 (with PTA), excluding any possible patent term extension.

© 2026 Tonix Pharmaceuticals Holding Corp.

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8 © 2026 Tonix Pharmaceuticals Holding Corp. Clinical and Market Acceptance o f Monoclonal Antibody Preventive Treatments Monoclonal antibody prophylaxis has been approved for respiratory syncytial virus (RSV) and COVID - 19, including ENFLONSIA ( clesrovimab ), 1 BEYFORTUS ®) ,( n irsevimab ) 2 PEMGARDA ( pemivibart ) 3 1. Enflonsia . Prescribing information. Merck Sharp & Dohme LLC; 2025. 2. Beyfortus . Prescribing information. Sanofi; 2024. 3. Pemgarda . Prescribing information. Invivyd , Inc.; 2025.

TNX-4800 Long-acting anti-OspA Monoclonal Antibody Design



SELECTIVELY MODIFIED
anti-OspA mAb
2217 full Fab
Modulated
Fc region
FcRn binding

Engineered Fc domain (LS) binding to FcRn for an extended half-life that targets OspA of *Borrelia burgdorferi*[1,2]

LS substitutions maintain C1q binding and function and augment FcRn binding for extended half-life

1. Schiller ZA, et al. *J Clin Invest.* 2021;131(11):e144843.
2. Wang Y, et al. *J Infect Dis.* 2016;214(2):205-211.

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© 2026 Tonix Pharmaceuticals Holding Corp.

10 © 2026 Tonix Pharmaceuticals Holding Corp. TNX - 4800 is Not a Vaccine Limitations of OspA vaccines • Protection depends on titer of OspA at the moment the deer tick sucks blood • High - titer vaccine responses require onerous immunization schedule • Little or no “memory” response on Borrelia exposure • OspA - expressing Borrelia is sequestered in the tick midgut • Protection depends on patient’s immune status • Results in heterogeneous polyclonal antibody response to vaccine • “Titer” of polyclonal response has uncertain correlation with individual protection • Associated with typical side - effects of vaccination

11 © 2026 Tonix Pharmaceuticals Holding Corp. Prophylactic Monoclonal Antibody ( mAb ) Characteristics Potential attributes of anti - OspA mAb TNX - 4800 • Nearly - immediate protection (within 2 days)  • Not reliant on patient’s immune status  • Replaces heterogeneous polyclonal response of vaccine with homogeneous monoclonal agent with defined properties  • Replaces “titer” of polyclonal response with quantifiable serum levels  • Potential for quantifying serum mAb levels as immune correlate of protection  • Avoids side - effects of vaccination

12 © 2026 Tonix Pharmaceuticals Holding Corp. Analysis of Minimum Effective Concentration (MEC) – Method # 1 – in vivo Primate Challenge Model Three Models for MEC determination used: • in vitro borreliacidal activity • in vitro tick feeding assays • in vivo NHP challenge

13 © 2026 Tonix Pharmaceuticals Holding Corp. Nonhuman Primate Challenge Model: Protocol and Protection by Dosage Level Day - 7 0 6 14 21 28 45 63 Serum Collection 1 Jacket Acclimation Tick Challenge Tissue Biopsy Culture Observations HuMAb Injection Study Design 1 : Results: • Dose escalation study: 4 cohorts, 1 irrelevant IgG control • 4 to 6 animals per cohort; challenged with 20 infected ticks • Seroconversion for IgG antibodies against B. burgdorferi was measured as an indicator of efficacy Irrelevant IgG Cohort 4 Cohort 3 Cohort 2 Cohort 1 Cohort 10 90 30 10 3 Dose (mg/kg) 0 100 100 83 100 Protection (%) N/A <0.001 <0.001 <0.001 <0.001 P value 1. Schiller ZA, et al. J Clin Invest . 2021;131(11):e1144843. HuMAb =human monoclonal antibody; IgG=immunoglobulin G.

14 © 2026 Tonix Pharmaceuticals Holding Corp. Analysis of Minimum Effective Concentration (MEC) – Three Methods 1. Wang Y, et al. J Infect Dis. 2016. 214(2):205 - 11. 2. Rogers RR et al , Antimicrobial Agents and Chemotherapy , Oct. 2004, p. 3670 – 3676. 3. Schiller ZA, et al. J Clin Invest . 2021;131(11):e144843. • Serum ~ 5 μ g/mL – in vitro bactericidal activity (not shown) • TNX - 4800 showed EC 50 ≈ 0.56 μ g/mL in vitro 1 • MEC ~ 10X EC 50 2 • Serum <10 μ g/mL – in vitro tick feeding experiment (not shown) • TNX - 4800 showed killing ≥ 10 μ g/ml 3 • Serum <21 μ g/mL – in vivo primate challenge model • TNX - 4800 serum levels >21 μ g/ml were 95% protective 1,3

© 2026 Tonix Pharmaceuticals Holding Corp. PHASE 1 CLINICAL TRIAL

Human Phase 1 Study: Safety, Tolerability and Immunogenicity: Design

- First-in-human, randomized, double-blind, sequential dose-escalation study (N=44)
- Healthy male and female volunteers aged 19 to 65 years, serum negative for anti–*B. burgdorferi* antibodies, by an FDA-approved modified 2-tier ELISA test, were recruited
- Safety was assessed via clinical and lab evaluations. Dose delivered SC.
- Serum TNX-4800 concentrations were measured by ELISA, with pharmacokinetic analysis
- Antidrug antibodies were detected using an electrochemiluminescence immunoassay



Enrolled (N=44)
Cohort 1
0.5 mg/kg TX-4800 (N=10)
Cohort 2
1.5 mg/kg TNX-4800 (N=8)
Cohort 3
5.0 mg/kg TNX-4800 (N=8)
Cohort 4
10 mg/kg TNX-4800 (N=8)
Placebo (N=10)
Completed (N=41)

Sullivan-Bólyai JZ, et al. Manuscript in progress. 2025.

© 2026 Tonix Pharmaceuticals Holding Corp.

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17 © 2026 Tonix Pharmaceuticals Holding Corp. TNX - 4800 Phase 1 Study objectives and population Primary Objective : • Evaluate safety and tolerability of a SC injection of TNX - 4800 when administered to healthy volunteers Secondary Objective : • Evaluate pharmacokinetics of a SC dose of TNX - 4800 when administered to healthy volunteers Study Population : • Healthy male and female volunteers, age 19 to 65 years, inclusive • Median age of 39 years • 52% male and 48% female • White 77%, 16% African – American, non - Hispanic/Latino 91% • Seronegative to B. burgdorferi • Nebraska site to minimize prior limit existing Lyme immunity

18 © 2026 Tonix Pharmaceuticals Holding Corp. Phase 1 Safety Summary • 1 serious adverse event (SAE); in placebo group 1 • Total of 61 TEAEs reported by 21/34 (62%) participants compares to 3/10 (30%) in placebo • Large majority of drug related Treatment - Emergent Adverse Events (TEAEs) were mild (82%); remainder moderate (18%) • Transient ADAs were detected in 3/34 (9%) treated subjects, with no impact on PK • No safety signal or clustering of events observed TNX - 4800 was safe and well tolerated with no treatment - related serious adverse events and predominately mild adverse events 1 Celerion CSR CA29655 Table 14.3.2.1 (SAE Safety population)

19 © 2026 Tonix Pharmaceuticals Holding Corp. Related TEAE Summary 1 1 Celerion CSR CA29655 Table 14.3.1.3 (TEAE Safety Population) # Subjects Severity Grade Adverse Event 1 1 Dysgeusia 2 1 Feeling hot/ flush 7 1 Injection site reaction* 1 2 Injection site reaction 1 1 Palpitations 1 1 Paresthesia Severity Grading: Grade 1= Mild, Grade 2= Moderate, Grade 3= Severe, Grade 4= Life Threatening *Injection site reaction includes erythema, hemorrhage, edema, pain, pruritus

20 © 2026 Tonix Pharmaceuticals Holding Corp. Observed Phase 1 Pharmacokinetics 21 μ g/ml – ceiling for MEC from in vivo Primate challenge 56 days Each point represents a mean for the cohort at the specified timepoint and dose.

21 © 2026 Tonix Pharmaceuticals Holding Corp. Phase 1 Summary • No significant clinical or laboratory signals were identified at any dose level. • Drug exposure increased by approximately 25 times for a 20 - times increase in dose, indicating dose proportional PK. • Serum TNX - 4800 was measurable at two days, indicating rapid systemic absorption. • TNX - 4800 concentrations remained quantifiable for >200 days in 80% of volunteers at the lowest dose and for up to 350 days in the majority of volunteers at higher doses (i.e., ≥ 1.5 mg/kg). • Mean half - life ranged from 62 - 69 days across groups. Serum concentrations remained quantifiable for up to 12 months in most volunteers. Mean exposure for the 10 mg/kg cohort was less than 17% of the highest exposures in a rat toxicology study, indicating a wide safety margin. • Transient low levels of anti - drug antibodies were detected in 3 participants (<10% of treated volunteers) with no impact on PK. • Adverse events associated with the active were mild or moderate : injection site reactions(7) and feeling hot/flushed (2) were the most frequent • TNX - 4800 was safe and well tolerated

© 2026 Tonix Pharmaceuticals Holding Corp. FUTURE PLANS

23 © 2026 Tonix Pharmaceuticals Holding Corp. Design of Planned Adaptive Phase 2 Field Study* in 2027 Study participants randomized 1:1 to receive TNX - 4800 or placebo Dose 1 Tick Season Day 1 Day 56 6 Months Dose 2 Surveillance *Pending FDA agreement.

24 © 2026 Tonix Pharmaceuticals Holding Corp. Mean Predictions: 350mg SC on Day 1 and 56 Days Preliminary Modeling 1000 10000 100000 0 50 100 150 200 250 300 350 400 Concentration [ng/mL] Time [days] TNX - 4800 (adjusted) Simulated Mean MEC1 MEC2 MEC3 Minimum Effective Concentration - 1 (MEC 1 )(10 µg/mL): 196 days; MEC 2 (15 µg/mL): 161 days; MEC 3 (20 µg/mL): 136 days and MEC4 (5 µg/mL): 265 days PK with 2 nd Dose 15 μ g/ml 10 μ g/ml Serum TNX - 4800 ( μ g/ml) 20 μ g/ml PK with 1 st Dose

25 © 2026 Tonix Pharmaceuticals Holding Corp. Planned Adaptive Phase 2 Field Trial 2027 Adaptive, randomized, double - blind, placebo - controlled study • Objective: • To evaluate the efficacy and safety of TNX - 4800 in preventing the first occurrence of confirmed Lyme disease during the primary efficacy surveillance period (Day 3 through Month 6 following administration) • Inclusion: • Adolescents and adults >16 years of age from Lyme - endemic areas in the U.S. • Primary endpoint: • Prevention of Lyme disease at six months (comparison of TNX - 4800 group and placebo group) • Dose: • Two SC doses of TNX - 4800 or placebo at day 1 and day 56 1. Average patient is assumed to be approximately 70kg. 2. Pending FDA agreement

26 © 2026 Tonix Pharmaceuticals Holding Corp. Addressing the Significant Public Health Challenge of Lyme Disease in the U.S. Manufacturing GMP Material for Human Studies Currently on Track for Early 2027 Plan to Initiate Adaptive Phase 2 Field Study, Pending FDA Agreement 2026 Early 3Q 2026 1H 2027 x Phase 1 study complete, showing favorable safety, tolerability, immunogenicity, and pharmacokinetics x Phase 2 adaptive field study planning and GMP manufacturing underway for 1H 2027 GMP = Good Manufacturing Process Scheduled Type C Meeting with the FDA to Discuss the Planned Ph 2 Study Design TNX - 4800 Upcoming Milestones

27 © 2026 Tonix Pharmaceuticals Holding Corp. Development of TNX - 4800 (formerly 2217 LS) ACKNOWLEDGEMENTS • Mark S. Klempner, MD • Yang Wang MD, PhD • William D. Thomas MD • Naomi K. Boatright PhD Inventors: UMass Chan School of Medicine • National Center for Advancing Translational Sciences (NCATS), NIH • DARPA • DOD Tick Borne Disease Research Program • NIAID, NIH Support (to U Mass Chan):

28 © 2026 Tonix Pharmaceuticals Holding Corp. Tonix Acknowledgements Tonix Pharmaceuticals: Seth Lederman MD Greg Sullivan MD Siobhan Fogarty MS Sina Bavari PhD Christopher Cooper PhD Hadi Falahatpisheh PhD Nita Patel PhD Agnes Meade PhD Jean Heilman MS Misha Chittoda Advisors/Consultants : Mark Klempner, MD  Yang Wang, MD PhD  Grace Chen - Phillips MD  Phil Krause MD  Cathy Panozzo PhD  Bernd Meibohm , PhD Martha Nason PhD

© 2026 Tonix Pharmaceuticals Holding Corp. THANK YOU

TONMYA Important Safety Information (ISI)

Indication

- Tonmya is indicated for the treatment of fibromyalgia in adults.

Contraindications:

- Hypersensitivity to cyclobenzaprine or any inactive ingredient in cyclobenzaprine HCl sublingual tablets
- Concomitant use of monoamine oxidase inhibitors or within 14 days after their discontinuation
- During acute recovery phase of myocardial infarction and in patients with arrhythmias, heart block or conduction disturbances, or congestive heart failure
- Hyperthyroidism

Warnings and Precautions:

- Embryofetal toxicity: Cyclobenzaprine HCl sublingual tablets may cause neural tube defects when used 2 weeks prior to conception and during the first trimester of pregnancy (animal data). Advise female patients of reproductive potential of the potential risk and to use effective contraception during treatment and for 2 weeks after the final dose. Perform a pregnancy test prior to initiation of treatment
- Serotonin syndrome: Concomitant use of serotonergic drugs with cyclobenzaprine HCl sublingual tablets increases the risk of serotonin syndrome, which may be life threatening. Treatment with cyclobenzaprine sublingual HCl tablets and serotonergic drugs should be closely monitored, particularly during treatment initiation and dosage increases, and should be immediately discontinued if serotonin syndrome symptoms occur, including mental status changes, autonomic instability, neuromuscular abnormalities, and/or gastrointestinal symptoms
- Tricyclic antidepressant-like adverse reactions: Given the structural similarity of cyclobenzaprine to tricyclic antidepressants (TCAs), discontinuation of cyclobenzaprine HCl sublingual tablets should be considered for patients experiencing clinically significant central nervous system (CNS) symptoms, such as arrythmia, sinus tachycardia, myocardial infarctions, or stroke, and caution is advised for patients with a history of seizure disorder, as TCAs may lower the seizure threshold
- Atropine-like adverse reactions: Caution is advised for patients with a history of urinary retention, angle-closure glaucoma, increased intraocular pressure, and those taking anticholinergic drugs
- CNS depression and risk of operating a motor vehicle or hazardous machinery: Cyclobenzaprine HCl sublingual tablets may cause CNS depression, which may be exacerbated by concomitant use of alcohol, barbiturates, or other CNS depressants. Patients should not operate motor vehicles/heavy machinery until they are reasonably certain that cyclobenzaprine HCl sublingual tablets will not impair their ability to operate them
- Oral mucosal adverse reactions: The risk of oral sensory changes can be reduced by moistening the mouth with sips of water prior to administration of cyclobenzaprine HCl sublingual tablets

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© 2026 Tonix Pharmaceuticals Holding Corp.

TONMYA ISI (Continued)

Drug Interactions:

- **Monoamine oxidase inhibitors:** Life-threatening interactions may occur
- **Other serotonergic drugs:** Serotonin syndrome has been reported
- **CNS depressants:** CNS depressant effects of alcohol, barbiturates, and other CNS depressants may be enhanced
- **Tramadol:** Seizure risk may be enhanced
- **Guanethidine or other similar acting drugs:** The antihypertensive action of these drugs may be blocked

Use in Specific Populations:

- **Pregnancy:** Based on animal data, cyclobenzaprine HCl sublingual tablets may cause fetal harm when administered to a pregnant patient; pregnant women should be advised of the potential risk to the fetus and avoid use of cyclobenzaprine HCl sublingual tablets two weeks prior to conception and through the first trimester of pregnancy
- **Lactation:** There are no data on the effects of cyclobenzaprine on a breastfed infant, or the effects on milk production
- **Pediatric use:** The safety and effectiveness of cyclobenzaprine HCl sublingual tablets have not been established
- **Geriatric patients:** Clinical trials of cyclobenzaprine HCl sublingual tablets did not include sufficient numbers of patients ≥65 years of age to determine whether they respond differently from younger adult patients
- **Hepatic impairment (HI):** The recommended dose of cyclobenzaprine HCl sublingual tablets in patients with mild HI (Child Pugh A) is 2.8 mg daily. The use of cyclobenzaprine HCl sublingual tablets is not recommended in patients with moderate or severe HI (Child Pugh B and C, respectively) due to increased adverse reaction risk

- **To report suspected adverse reactions, contact Tonix Medicines, Inc. at 1-888-869-7633, or the FDA at 1-800-FDA-1088 or www.fda.gov/medwatch.**

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© 2026 Tonix Pharmaceuticals Holding Corp.